UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-05037]

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2007

Item 1. Report to Stockholders.

ANNUAL REPORT

Year Ended

June 30, 2007

Portfolio 21

Message from Portfolio 21’s founders

Dear Friends,

Since the inception of Portfolio 21 in 1999, we have struggled with the term “sustainability”.  Our definition was provided by one of our advisors, Mathis Wackernagel (co-founder of the Global Footprint Network) as well as by other progressive economists.  We define sustainability as “securing people’s quality of life within the means of nature.”  Talk about inconvenient truths!  The truth is that sustainability places limits on us.  Since our natural systems are finite, we cannot live within the means of nature if we insist upon relentless physical growth.  We are currently using natural resources and services at a rate that is equivalent to a 25% overdraft or deficit.  That is, we are dipping into our natural capital faster than it can renew itself.  Since we currently have no way to borrow natural capital from another planet, galaxy or universe, it seems obvious that the only way to live within the means of nature is to use less.

A popular notion is that we can have growth without using more natural capital.  Some refer to this as sustainable development—the idea that we are a knowledge economy and that we can “dematerialize” while still improving the quality of life.  This is indeed an attractive scenario, and there are many, many examples of governments, companies, and individuals that have made progress in this area.  But, when we look at the big picture, the trend is still inconvenient.  Modern industrial economies, no matter how high-tech, are carbon-based economies, and their predominant activity is burning material. The atmosphere is now the biggest dumping ground for the processed output flows of industrial economies.  And the atmosphere is full.

Unfortunately, the concept of cutting back is unattractive to most people.  Not only is it interpreted as an infringement on personal freedom, but it highlights the fact that humans are not all-powerful.  We cannot manufacture or invent natural capital.  Cutting back is not attractive to US politicians, either.  And those who understand the financial system know that it depends upon growth to fund the interest payments on all the debt we have accumulated.  Introducing the concept (and reality!) of biocapacity limits into an economic system that has prided itself on its ability to generate seemingly unlimited growth is indeed awkward.  Rather than embracing biocapacity limits as an exhilarating challenge and opportunity for renewal, the economic establishment engages in financial one upsmanship.  It is not uncommon for people who raise the issues of biocapacity limits to be labeled naïve and negative rather than realistic and honest.  This refusal to accept limitations has contributed to the willingness of the press, the financial community, and government to avoid the hard task of defining sustainability in a meaningful way.  The reality of sustainability is just not compatible with our global growth mentality.

At Portfolio 21, when we use the term sustainability in conjunction with investing in the global economy via publicly traded stocks, we are careful to include two big caveats:  1) we are referring to environmental sustainability, and 2) we are skeptical that any publicly traded corporation is sustainable.  In the aggregate, the global economic system seeks lower costs and higher profit margins.  To the extent that it can realize better margins through environmental measures, it will do so because there is a compelling financial case. It is much less likely that the global economic system, in the aggregate, can or will deal with social inequities.  Thus, in the global economy, we believe we can identify companies that are incorporating environmental sustainability into their business strategies, giving themselves a competitive advantage in an economy that is going to be running headlong into all kinds of limits soon, if not already.  However, we do not claim that we are investing in sustainable companies because we do not believe that is what we are doing.  We are managing ecological risk in investment portfolios by applying rigorous environmental sustainability criteria to companies.

We believe we owe it to you, our shareholders, to be honest.  To speak the truth as we know it.  We cannot in good conscience pretend that we are engaged in sustainable investing.  To the extent that you and we choose to invest in the global economy, we believe our investment strategy is well positioned to provide competitive returns and that the companies in Portfolio 21 are better equipped to deal with the inconvenient truth—and limitations—of sustainability than those that are choosing to believe in a more convenient fantasy of unlimited biocapacity.

Sincerely,

Leslie Christian	Carsten Henningsen
Co-founder	Co-founder

Management’s Discussion of Fund Performance:

Portfolio 21 achieved an above market return relative to the MSCI World Equity Index during the past six months.  Longer-term performance remained above benchmark.

					Since
	6		3	5	Inception
	month	1	Years	Years	(9/30/99)
(as of 6/30/07)	return	Year	(avg Annual)	(avg Annual)	(avg Annual)
Portfolio 21-
Retail Class	11.37%	28.18%	17.64%	14.70%	7.98%
MSCI World	9.48%	24.19%	17.30%	14.55%	5.66%

Gross Expense Ratio: 1.63%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-351-4115. The Fund imposes a 2% redemption fee on shares held for less than 60 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total return would be reduced.

Global economic growth has benefited investors in all corners of the world.  We have seen a much stronger correlation among the world’s equity markets over the past year than we have experienced over past decades due to the increased globalization of commerce and capital.  In fact, over the past six months major U.S., European and Japanese market indices have risen in tandem to the tune of around 6%, in local currency returns.  Returns calculated in U.S. dollar terms paint a different picture.  Central banks in Europe have been driving up interest rates, and as a result the value of the euro and the sterling, while lack of action at the Bank of Japan has pressured the yen versus the U.S. dollar.  Portfolio 21 has benefited from these events, as the fund is more heavily weighted in European currency denominated assets.  These foreign currency developments could continue to work in the fund’s favor if current economic trends persist and the U.S. continues to run enormous trade and budget deficits.

The International Energy Agency is forecasting energy related demand to outstrip supply into the foreseeable future, resulting in a tighter market than previously anticipated.  What sectors have benefited this year?  Commodity based companies outperformed during the past six months as demand and price pressure for metals, chemicals, crops and energy have remained strong.  The materials and energy sectors within the MSCI World Equity Index were by far the highest returning sectors.  The fund’s investment criteria exclude representation in some of these sub-sectors, which has impacted short-term performance.  Consider a more important question:  What sectors are most likely to prosper in the future?  We believe the answer resides in solutions to looming ecological dilemmas, such as biocapacity constraints and climate change.  A number of technology and industrial based companies are developing innovative ways to reduce and conserve energy use and emissions.  Some are even designing and marketing products with these concerns in mind.  Many of these companies are profitable today and are likely to outperform in the future.  Portfolio 21 is heavily invested here and our shareholders stand to potentially benefit should this continue over the long term.

Beyond currencies and sectors, individual stock performance had a considerable impact on fund performance year-to-date:

Nokia is the world’s leading producer and marketer of mobile phones.  The company has retained and even gained top market share over the past decade.  Nokia has been able to sustain consistent profitability, whereas most competitors have not.  The company also happens to be one of Portfolio 21’s largest positions and a top performing stock during the first half of 2006.  Shares of Nokia have returned better than 40% over the past six months.  Nokia incorporates lifecycle thinking into its operations to ensure minimal environmental impact, beginning with the extraction of raw materials and ending with recycling, waste treatment, and the reintroduction of recovered materials into the economic system.

Siemens manufactures a wide-range of industrial products.  The company builds locomotives, traffic control systems, and automotive electronics and engineers electrical power plants.  Siemens has been embroiled in a bribery scandal that has ultimately led to the resignation of the Chairman and Chief Executive.  The company is working on rebuilding its reputation and trust amongst government officials and the public.  On the other hand, the previous CEO restructured the company to be the more efficient and profitable enterprise it has proven to be over the past six months.  Investors have applauded and driven the stock up more than 40% in the first half of this year.  Siemens offers a variety of products and services contributing to environmental solutions, such as high efficiency lighting; alternative energy systems based on biomass, wind and hydrogen fuel cells; and mass transit equipment such as light rail trains.  While Siemens has significant work to do, it has awareness of ecological issues and focused strategies to address them.

Teijin, headquartered in Japan, is one of the largest producers of polyester fiber in the world.  The company had a rough third quarter as weak performance in the plastics and films segments, combined with higher raw material prices, hurt the bottom line.  On the bright side, Teijin moved to strengthen its presence in the fast growing carbon fiber market and announced plans to make it a core business.  While lowering production costs and raising productivity remain key tasks, the trend toward lighter vehicle bodies is stimulating a need for carbon fibers for use in vehicle hoods and parts, notably driveshafts and other drive parts. Carbon fibers are also used as reinforcement materials in the fuel tanks of hydrogen-powered cars and natural gas-powered trucks, both of which are attracting increasing attention as viable environment-friendly alternatives to conventional vehicles.

Staples latest quarterly performance was a bit sub par, but the company remains a core long-term holding.  It continues to dominate the office products sector while increasing market share, margins and earnings.  Part of the reason for the company’s supremacy is its industry-leading environmental performance.  Staples is participating in the Paper Working Group, which is developing an impressive tool for the environmental evaluation of paper products and aims to make environmentally preferable paper products more accessible and affordable.  The company offers recycling programs for a variety of products it retails and is a Plug into eCycling partner to increase electronics recycling.  Staples also recognizes its global warming impact and is running internal initiatives to reduce energy use and support renewable power, as well as participating in several external groups.

The information above represents the opinions of Progressive Investment Management Corporation, is subject to change, and any forecasts made cannot be guaranteed.

The Fund’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.

Portfolio 21 invests in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting standards.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the following annual report for the fund’s holdings as of June 30, 2007.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.  You cannot invest directly in an index.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Fund including investment objectives, risks, charges and expenses.

The Fund is distributed by Quasar Distributors, LLC  (8/07)

Portfolio 21

PORTFOLIO HOLDINGS BY COUNTRY at June 30, 2007 (Unaudited)

	Portfolio Holdings	Percent of Net Assets

Australia	$3,310,166	1.38%
Austria	2,045,428	0.85%
Belgium	2,498,926	1.04%
Canada	1,223,961	0.51%
China	437,640	0.18%
Denmark	12,323,202	5.14%
Finland	7,567,781	3.15%
France	5,015,176	2.09%
Germany	20,155,040	8.40%
Hong Kong	888,509	0.37%
Italy	2,768,797	1.15%
Japan	24,983,758	10.41%
Netherlands	1,819,760	0.76%
NewZealand	259,245	0.11%
Norway	3,010,366	1.25%
Singapore	206,650	0.09%
Spain	3,371,079	1.41%
Sweden	29,730,523	12.39%
Switzerland	15,082,860	6.29%
United Kingdom	29,239,688	12.19%
United States	78,122,354	32.56%
Liabilities in Excess
of Other Assets	(4,129,521)	(1.72)%
Total	$239,931,388	100.00%

EXPENSE EXAMPLE for the Six Months Ended June 30, 2007 (Unaudited)

As a shareholder of the Portfolio 21 Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/07 –6/30/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of

Portfolio 21

EXPENSE EXAMPLE (Unaudited), Continued

the net amount of the redemption if you redeem your shares less than 60 calendar days after you purchase them. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  Currently, the advisor is paying the IRA annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21

EXPENSE EXAMPLE (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/07	6/30/07	1/1/07 – 6/30/07*
Retail Class Actual	$1,000	$1,114	$7.86
Hypothetical (5% annual
return before expenses)	$1,000	$1,017	$7.50

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	3/30/07	6/30/07	3/30/07 –6/30/07**
Institutional Class ^ Actual	$1,000	$1,062	$3.15
Hypothetical (5% annual
return before expenses)	$1,000	$1,010	$3.07

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

^	Class I shares have been offered since March 30, 2007.
**
Expenses are equal to the Fund’s annualized expense ratio for the March 30, 2007 through June 30, 2007 period of 1.20% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 93/365 (to reflect the three month period).

Portfolio 21 – Retail Class
Value of $10,000 vs MSCI World Index and S&P 500 Index

Average Annual Total Return
Period Ended June 30, 2007
1 Year	28.18%
5 Year	14.70%
Since Inception (9/30/99)	7.98%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 1999 (the “Fund’s inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

As of June 30, 2007, the S&P 500 Index returned 20.59%, 10.71% and 3.74% for the one-year, five-year and since inception periods, respectively.

As of June 30, 2007, the MSCI World Index returned 24.19%, 14.55% and 5.66% for the one-year, five-year and since inception periods, respectively.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

The Fund imposes a 2% redemption fee on shares held for less than 60 days.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including U.S., Canada, Europe, Australia, New Zealand and the Far East.  The index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other costs of investing. The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. The index is unmanaged and returns include reinvested dividends. One cannot invest directly in an index.

Portfolio 21 – Institutional Class
Value of $10,000 vs MSCI World Index and S&P 500 Index

Average Annual Total Return
Period Ended June 30, 2007
Since Inception (3/30/07)	6.18%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 30, 2007 (the “inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

As of June 30, 2007, the S&P 500 Index returned 6.28% for the inception period.

As of June 30, 2007, the MSCI World Index returned 6.71% for the inception period.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

The Fund imposes a 2% redemption fee on shares held for less than 60 days.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including U.S., Canada, Europe, Australia, New Zealand and the Far East.  The index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other costs of investing. The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. The index is unmanaged and returns include reinvested dividends. One cannot invest directly in an index.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2007

Shares		Value
COMMON STOCKS: 90.4%

Automobiles & Components: 0.7%
11,625	Ballard Power
	Systems, Inc.
	(Canada) (a)	$62,426
16,500	Fuel Systems
	Solutions, Inc.
	(United States) (a)	273,570
10,000	Johnson
	Controls, Inc.
	(United States)	1,157,700
55,825	Quantum
	Fuel Systems
	Technologies
	Worldwide, Inc.
	(United States) (a)	87,087
		1,580,783
Banks: 6.1%
70,000	Dexia -
	Brussels Exchange
	(Belgium)	2,186,529
10,000	Dexia -
	Paris Exchange
	(Belgium)	312,397
60,000	ForeningsSparbanken
	AB (Sweden)	2,167,529
285,000	HSBC Holdings PLC
	(United Kingdom)	5,218,490
310,000	UniCredito Italiano
	SpA (Italy)	2,768,798
96,000	Westpac Banking
	Corp. (Australia)	2,084,618
		14,738,361
Capital Goods: 13.0%
5,500	Acciona SA (Spain)	1,496,264
240,000	Atlas Copco AB -
	Class A (Sweden)	3,997,502
3,000	Energy Conversion
	Devices, Inc.
	(United States) (a)	92,460
121,800	JM AB (Sweden)	3,684,997
45,000	Kurita Water
	Industries Ltd
	(Japan)	1,412,823
150,000	Mitsubishi Electric
	Corp. (Japan)	1,389,522
10,600	Plug Power, Inc.
	(United States) (a)	33,284
18,000	Schneider Electric
	SA (France)	2,521,949
34,000	Siemens AG -
	Registered Shares
	(Germany)	4,868,857
87,000	Skanska AB -
	Class B (Sweden)	1,862,980
213,300	SKF AB -
	Class B (Sweden)	4,462,887
12,000	Suntech Power
	Holdings Co., Ltd. -
	ADR (China) (a)	437,640
26,000	Trex Co., Inc.
	(United States) (a)	510,380
41,900	Vestas Wind Systems
	A/S (Denmark) (a)	2,749,571
40,750	Volvo AB - ADR
	(Sweden)	810,518
37,500	Volvo AB - Class B
	(Sweden)	745,593
		31,077,227
Commercial Services & Supplies: 1.3%
150,000	Biffa PLC
	(United Kingdom)	812,953
43,800	Herman Miller, Inc.
	(United States)	1,384,080
100,000	Tomra Systems ASA
	(Norway)	872,713
		3,069,746
Consumer Durables & Apparel: 7.5%
100,000	Barratt
	Developments Plc
	(United Kingdom)	1,982,223
102,000	Electrolux AB -
	Class B (Sweden)	2,415,038

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2007, Continued

Shares		Value
Consumer Durables & Apparel (Continued)
54,000	Husqvarna AB -
	Class A (Sweden)	$762,406
180,000	Husqvarna AB -
	Class B (Sweden)	2,548,054
30,000	Interface, Inc. - Class
	A (United States)	565,800
43,000	Koninklijke Philips
	Electronics NV -
	ADR (Netherlands)	1,819,760
35,000	Matsushita Electric
	Industrial Co. Ltd.
	(Japan)	693,601
36,000	Nike, Inc.
	(United States)	2,098,440
105,000	Sharp Corp. (Japan)	1,990,537
35,200	Shimano, Inc.
	(Japan)	1,207,184
35,000	Sony Corp. - ADR
	(Japan)	1,797,950
		17,880,993
Diversified Financials: 3.3%
2,600	Deutsche Bank AG
	(Germany)	376,324
26,000	Deutsche Bank AG -
	GDR (Germany)	3,762,919
64,000	UBS AG - GDR
	(Switzerland)	3,840,640
		7,979,883
Food & Staples Retailing: 2.4%
120,000	Alliance Boots PLC
	(United Kingdom)	2,744,689
50,000	United Natural
	Foods, Inc.
	(United States) (a)	1,329,000
40,000	Whole Foods
	Market, Inc.
	(United States)	1,532,000
10,187	Wild Oats
	Markets, Inc.
	(United States) (a)	170,734
		5,776,423
Health Care Equipment & Services: 2.2%
75,000	Baxter
	International, Inc.
	(United States)	4,225,500
30,000	Olympus Corp.
	(Japan)	1,170,432
		5,395,932
Household & Personal Products: 0.6%
60,000	Kao Corp. (Japan)	1,553,484

Insurance: 4.8%
135,000	Aviva PLC
	(United Kingdom)	2,004,038
375,000	Friends
	Provident PLC
	(United Kingdom)	1,342,353
9,000	Muenchener
	Rueckversicherungs
	AG (Germany)	1,650,520
125,000	Sompo Japan
	Insurance, Inc.
	(Japan)	1,528,840
138,000	Storebrand ASA
	(Norway)	2,137,652
32,000	Swiss Reinsurance
	(Switzerland)	2,918,404
		11,581,807
Materials: 9.8%
19,000	Air Liquide (France)	2,493,227
24,900	Air Products &
	Chemicals, Inc.
	(United States)	2,001,213
16,000	Linde AG
	(Germany)	1,925,026
34,000	Novozymes A/S -
	Class B (Denmark)	3,940,667
50,000	Praxair, Inc.
	(United States)	3,599,500
43,000	Schnitzer Steel
	Industries, Inc.
	(United States)	2,061,420
107,000	Stora Enso OYJ -
	R Shares (Finland)	2,013,244

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2007, Continued

Shares		Value
Materials (Continued)
161,790	Svenska Cellulosa
	AB - Class B
	(Sweden)	$2,705,606
500,000	Teijin Ltd. (Japan)	2,734,731
		23,474,634
Media: 1.1%
100,000	British Sky
	Broadcasting
	Group Plc
	(United Kingdom)	1,282,116
60,000	EMI Group PLC
	(United Kingdom)	321,460
80,000	Reed Elsevier PLC
	(United Kingdom)	1,033,915
		2,637,491
Pharmaceuticals & Biotechnology: 5.7%
110,200	Bristol-Myers
	Squibb Co.
	(United States)	3,477,912
80,000	Novartis AG
	(Switzerland)	4,491,247
13,800	Novo-Nordisk A/S -
	ADR (Denmark)	1,499,508
38,000	Novo-Nordisk A/S -
	Class B (Denmark)	4,133,456
		13,602,123
Real Estate: 1.6%
75,000	British Land
	Co. PLC
	(United Kingdom)	2,006,948
39,870	Potlatch Corp.
	(United States)	1,716,403
		3,723,351
Retailing: 4.6%
32,000	Hennes & Mauritz
	AB - Class B
	(Sweden)	1,892,033
700,000	Kingfisher PLC
	(United Kingdom)	3,170,630
100,000	Marks & Spencer
	Group Plc
	(United Kingdom)	1,255,912
195,000	Staples, Inc.
	(United States)	4,627,350
		10,945,925
Semiconductors & Semiconductor Equipment: 3.5%
31,000	Advanced Micro
	Devices, Inc.
	(United States) (a)	443,300
105,000	Applied
	Materials, Inc.
	(United States)	2,086,350
135,000	Intel Corp.
	(United States)	3,207,600
124,000	STMicroelectronics
	NV - ADR
	(Switzerland)	2,379,560
7,223	Verigy Ltd
	(Singapore) (a)	206,650
		8,323,460
Software & Services: 0.8%
49,000	Adobe Systems, Inc.
	(United States) (a)	1,967,350

Technology Hardware & Equipment: 12.1%
105,210	Agilent
	Technologies, Inc.
	(United States) (a)	4,044,272
74,350	Canon, Inc. (Japan)	4,360,109
92,000	Dell, Inc.
	(United States) (a)	2,626,600
42,000	Ericsson Telephone
	Co. - ADR
	(United States)	1,675,380
62,300	Hewlett-Packard Co.
	(United States)	2,779,826
46,000	International Business
	Machines Corp.
	(United States)	4,841,500
100,000	NEC Corp. (Japan)	514,811

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2007, Continued

Shares/
Principal Amount		Value
Technology Hardware & Equipment (Continued)
197,600	Nokia OYJ - ADR
	(Finland)	$5,554,536
2,350	Nortel Networks
	Corp. (Canada) (a)	56,518
30,000	Ricoh Co., Ltd.
	(Japan)	694,091
7,000	Sunpower Corp. -
	Class A (United
	States) (a)	441,350
78,900	Xerox Corp.
	(United States) (a)	1,458,072
		29,047,065
Telecommunication Services: 1.9%
300,000	BT Group PLC
	(United Kingdom)	1,996,664
3,300	Swisscom AG
	(Switzerland)	1,128,207
9,525	Swisscom AG -
	ADR (Switzerland)	324,802
315,000	Telstra Corp., Ltd.
	(Australia)	1,225,548
		4,675,221
Transportation: 3.8%
16,000	Canadian Pacific
	Railway Ltd
	(Canada) (a)	1,105,017
87,386	Deutsche Post AG
	(Germany)	2,828,775
370	East Japan Railway
	Co. (Japan)	2,850,928
80,000	Mitsui OSK Lines
	Ltd. (Japan)	1,084,714
375,000	MTR Corp.
	(Hong Kong)	888,509
23,000	National
	Express Group
	(United Kingdom)	489,615
		9,247,558
Utilities: 3.6%
70,000	National Grid PLC
	(United Kingdom)	1,036,920
40,000	Oest Elektrizitats
	(Austria)	2,045,428
24,000	Ormat
	Technologies, Inc.
	(United States)	904,320
40,000	Red Electrica
	De Espana (Spain)	1,874,815
92,000	Severn Trent
	PLC (United
	Kingdom)	2,540,764
40,049	Trustpower Ltd
	(New Zealand)	259,245
		8,661,492
TOTAL COMMON STOCKS
(Cost $158,669,213)		216,940,309

PREFERRED STOCKS: 2.0%

Household & Personal Products: 2.0%
90,000	Henkel KGaA	4,742,619
TOTAL PREFERRED STOCKS
(Cost $2,809,414)		4,742,619

SHORT-TERM INVESTMENTS: 9.3%

Certificates of Deposit: 1.0%
	New Resource Bank
$100,000	4.150%, 12/21/2007	100,000
300,000	4.500%, 02/21/2008	300,000
300,000	4.400%, 04/24/2008	300,000
	Permaculture
24,285	1.000%, 03/27/2008	24,285
	Self-Help
	Credit Union
100,000	4.960%, 08/20/2007	100,000
	Shorebank
285,000	4.580%, 08/17/2007	285,000
200,000	4.350%, 10/18/2007	200,000
95,000	4.470%, 11/08/2007	95,000
100,000	4.530%, 11/30/2007	100,000
200,000	4.450%, 02/14/2008	200,000
100,000	4.450%, 02/28/2008	100,000
300,000	4.380%, 03/27/2008	300,000
200,000	4.530%, 04/24/2008	200,000

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2007, Continued

Shares/
Principal Amount		Value
Certificates of Deposit (Continued)
$95,000	3.941%, 07/20/2008	$95,000
	Wainwright
100,000	4.360%, 01/18/2008	100,000
		2,499,285
Money Market: 8.3%
19,878,696	Fidelity Money
	Market Portfolio	19,878,696
TOTAL SHORT-TERM INVESTMENTS
(Cost $22,377,981)		22,377,981

TOTAL INVESTMENTS IN SECURITIES: 101.7%
(Cost $183,856,608)		244,060,909

Liabilities in Excess
of Other Assets: (1.7)%		(4,129,521)

TOTAL NET ASSETS: 100.0%		$239,931,388

ADR American Depository Receipt
GDR Global Depository Receipt
(a)  Non-income producing security.

Percent of
Country	Net Assets
Australia	1.38%
Austria	0.85%
Belgium	1.04%
Canada	0.51%
China	0.18%
Denmark	5.14%
Finland	3.15%
France	2.09%
Germany	8.40%
Hong Kong	0.37%
Italy	1.15%
Japan	10.41%
Netherlands	0.76%
NewZealand	0.11%
Norway	1.25%
Singapore	0.09%
Spain	1.41%
Sweden	12.39%
Switzerland	6.29%
United Kingdom	12.19%
United States	32.56%
Liabilities in Excess
of Other Assets	(1.72)%
100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2007

ASSETS
Investments in securities, at value (cost $183,856,608) (Note 2)	$244,060,909
Cash	2,921
Receivables:
Dividends and interest	448,646
Fund shares sold	938,319
Prepaid expenses	32,602
Total assets	245,483,397

LIABILITIES
Payables:
Investment securities purchased	5,007,827
Fund shares redeemed	169,989
Investment advisory fees (net)	175,512
Administration fees	18,770
Custody fees	15,772
Fund accounting fees	10,435
Transfer agent fees	12,511
Distribution fees	112,254
Chief compliance officer fees	834
Other accrued expenses	28,105
Total liabilities	5,552,009
NET ASSETS	$239,931,388

COMPONENTS OF NET ASSETS
Paid-in capital	$177,809,174
Undistributed net investment income	1,824,782
Accumulated net realized gain on investments
and foreign currency transactions	88,103
Net unrealized appreciation on investments	60,204,301
Net unrealized appreciation of foreign currency, and
translation of other assets and liabilities in foreign currency	5,028
Net assets	$239,931,388

Retail Class
Net assets	$172,222,327
Shares issued and outstanding
(Unlimited number of shares authorized without par value)	4,712,840
Net asset value, offering price, and redemption price per share	$36.54

Institutional Class:
Net assets	$67,709,061
Shares issued and outstanding
(Unlimited number of shares authorized without par value)	1,851,473
Net asset value, offering price, and redemption price per share	$36.57

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF OPERATIONS For the year ended June 30, 2007

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $574,968)	$3,743,184
Interest	782,295
Total investment income	4,525,479

EXPENSES (Note 3)
Investment advisory fees	1,689,416
Distribution fees	399,550
Administration fees	221,988
Fund accounting fees	83,687
Custody fees	73,310
Transfer agent fees	44,359
Registration fees	34,031
Reports to shareholders	27,546
Miscellaneous expense	25,706
Audit fees	23,187
Trustee fees	12,923
Legal fees	12,277
Chief compliance officer fees	5,000
Insurance expense	2,612
Total expenses	2,655,592
Less: fees waived	(120,444)
Net expenses	2,535,148
Net investment income	1,990,331

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments and
foreign currency transactions	48,443
Change in net unrealized appreciation on investments	39,849,712
Change in net unrealized appreciation of foreign
currency, and translation of other assets and
liabilities in foreign currency	3,378
Net realized and unrealized gain on investments
and foreign currency transactions	39,901,533
Net increase in net assets
resulting from operations	$41,891,864

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Portfolio 21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended	Year Ended
	June 30,	June 30,	August 31,
	2007	2006	2005
INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS
Net investment income	$1,990,331	$1,506,651	$637,807
Net realized gain on investments
and foreign currency transactions	48,443	1,784,506	59,209
Change in net unrealized
appreciation on investments	39,849,712	10,336,133	9,610,992
Change in net unrealized appreciation of
foreign currency, and translation of other
assets and liabilities in foreign currency	3,378	—	—
Net increase in net assets
resulting from operations	41,891,864	13,627,290	10,308,008

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retail Class	(1,548,567)	(561,957)	(265,510)
Institutional Class	—	—	—
From net realized gain:
Retail Class	(1,444,815)	(212,750)	—
Institutional Class	—	—	—
Total distributions to shareholders	(2,993,382)	(774,707)	(265,510)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding
shares - Retail Class (a) (b)	14,975,721	18,591,167	26,836,993
Net increase in net assets derived
from net change in outstanding
shares - Institutional Class (c)	66,225,856	—	—
Total increase in net assets
from capital share transactions	81,201,577	18,591,167	26,836,993
Total increase in net assets	120,100,059	31,443,750	36,879,491

NET ASSETS
Beginning of period	119,831,329	88,387,579	51,508,088
End of period	$239,931,388	$119,831,329	$88,387,579
Undistributed net investment income	$1,824,782	$1,441,139	$500,260

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  Summary of capital share transactions for Retail shares is as follows:

	Year Ended		Period Ended		Year Ended
	June 30, 2007		June 30, 2006		August 31, 2005
	Shares	Value	Shares	Value	Shares	Value
Shares sold	2,827,936	$93,763,181	1,129,424	$31,752,443	1,388,264	$34,221,777
Shares issued in
reinvestment
of distributions	87,541	2,862,594	27,332	731,133	10,084	252,894
Shares
redeemed (b)	(2,327,433)	(81,650,054)	(499,132)	(13,892,409)	(311,287)	(7,637,678)
Net increase	588,044	$14,975,721	657,624	$18,591,167	1,087,061	$26,836,993

(b)  Net of redemption fees of $3,013, $6,226 and $5,074 respectively.

(c)  Summary of capital share transactions for Institutional shares is as follows:

	Period Ended		Period Ended		Year Ended
	June 30, 2007 (d)		June 30, 2006		August 31, 2005
	Shares	Value	Shares	Value	Shares	Value
Shares sold	1,861,715	$66,598,502	—	$—	—	$—
Shares issued in
reinvestment
of distributions	—	—	—	—	—	—
Shares
redeemed	(10,242)	(372,646)	—	—	—	—
Net increase	1,851,473	$66,225,856	—	$—	—	$—

(d)  Institutional shares have been offered since March 30, 2007.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

Retail Class
	Year	Period
	Ended	Ended		Year Ended August 31,
	June 30,	June 30,
	2007	2006		2005	2004	2003	2002
Net asset value,
beginning of period/year	$29.05	$25.49		$21.64	$19.47	$16.67	$19.52

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	0.32	0.37		0.18	0.08	0.02	(0.05)
Net realized and unrealized
gain (loss) on investments	7.79	3.41		3.77	2.13	2.79	(2.67)
Total from
investment operations	8.11	3.78		3.95	2.21	2.81	(2.72)

LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.16)		(0.10)	(0.04)	—	—
From net realized gain	(0.30)	(0.06)		—	—	(0.02)	(0.13)
Total distributions	(0.62)	(0.22)		(0.10)	(0.04)	(0.02)	(0.13)
Paid-in capital from
redemption fees (Note 2)	— *	—	*	— *	— *	0.01	—
Net asset value,
end of period/year	$36.54	$29.05		$25.49	$21.64	$19.47	$16.67
Total return	28.18%	14.88	%^	18.27%	11.36%	16.90%	(14.04)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
of period/year (millions)	$172.2	$119.8		$88.4	$51.5	$22.5	$15.2

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	1.57%	1.63	%+	1.69%	1.90%	2.17%	2.42%
After fees waived
and expenses absorbed	1.50%	1.50	%+	1.50%	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	0.99%	1.60	%+	0.71%	0.02%	(0.52)%	(1.27)%
After fees waived
and expenses absorbed	1.06%	1.73	%+	0.90%	0.42%	0.15%	(0.35)%
Portfolio turnover rate	0%	4	%^	1%	4%	10%	8%

*	Less than $.01 per share.
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

Institutional Class
	Period Ended
	June 30, 2007*
Net asset value, beginning of period	$34.44

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income	0.16
Net realized and unrealized
gain on investments	1.97
Total from investment operations	2.13

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gain	—
Total distributions	—
Paid-in capital from redemption fees (Note 2)	—
Net asset value, end of period	$36.57
Total return	6.18	%^

RATIOs/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$67.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.23	%+
After fees waived and expenses absorbed	1.20	%+

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.28	%+
After fees waived and expenses absorbed	2.31	%+
Portfolio turnover rate	0	%^

*	Institutional shares have been offered since March 30, 2007.
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2007

NOTE 1 – ORGANIZATION

Portfolio 21 (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on September 30, 1999.

The Fund offers Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of  any size market capitalization that satisfy certain environmental sustainability criteria.

On June 20, 2006 the Trust’s board of trustees approved a change in the Fund’s fiscal year-end from August 31 to June 30, effective with the ten-month period ending June 30, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2007, Continued

the last quoted closing bid and asked price will be used.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2007, the Fund did not hold fair valued securities as described above.

Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

The Fund may invest substantially in securities traded on foreign exchanges (see “Foreign Currency” below).  Investments that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, or if there were no transactions on such day, at the mean between the bid and asked prices. The Trust has selected FT InteractiveData (“FTID”) to provide fair value pricing data with respect to certain security holdings held by certain Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of certain Fund’s securities traded on those foreign exchanges.

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2007, Continued

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had Post-October currency losses of $50,893.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first in, first out basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the country’s tax rules and rates.

E.	Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2007, Continued

regulations, are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of the net assets relating to permanent differences be reclassified between  financial and tax reporting.  These reclassifications have no effect on the net assets or net assets per value per share.  For the year ended June 30, 2007, the Fund decreased accumulated net investment income by $58,121 and increased accumulated capital gains by $58,121 due to certain permanent book and tax differences.  Net assets were not affected by the change.

I.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

J.	New Accounting Pronouncement. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2007, Continued

No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  On December 22, 2006, the SEC granted a six-month delay in the required implementation of FIN 48 for mutual funds. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Progressive Investment Management Corporation (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. For the period July 1, 2006 to March 29, 2007, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  Effective March 30, 2007, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund.  As compensation for its services, for the year ended June 30, 2007, the Fund incurred $1,689,416 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  The contract’s term is indefinite and may

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2007, Continued

be terminated only by the Board of Trustees.  For the year ended June 30, 2007 the Advisor waived $120,444 in fees for the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At June 30, 2007, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $521,822.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
August 31, 2007	$148,411
August 31, 2008	$135,899
June 30, 2009	$117,068
June 30, 2010	$120,444

 The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator received a monthly fee at the following annual rate:

Under $15 million	$30,000
$15 to $50 million	0.20% of average daily net assets
$50 to $100 million	0.15% of average daily net assets
$100 to $150 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets

Effective April 1, 2007, the Administrator receives a monthly fee at the following annual rates:

First $50 million	0.15% of average daily net assets
Next $50 million	0.12% of average daily net assets
Next$50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2007, Continued

For the year ended June 30, 2007 the Fund incurred $221,988 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended June 30, 2007, the Fund was allocated $5,000 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A.serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the year ended June 30, 2007, the Fund incurred $399,550 in distribution fees.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents, at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All Arrangements must be approved by the Board of Trustees.  For the year ended June 30, 2007, the Fund incurred $2,994 in Sub-Transfer Agent fees.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

   For the year ended June 30, 2007, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $71,583,024 and $0 respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended June 30, 2007.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

  The tax character of distributions paid during the year ended June 30, 2007 and the period ended June 30, 2006 was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$1,548,567	$561,957
Long-term capital gain	1,444,815	212,750
	$2,993,382	$774,707

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2007, Continued

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2007.

As of June 30, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$183,856,608
Gross unrealized appreciation	64,940,100
Gross unrealized depreciation	(4,735,799)
Net unrealized appreciation	60,204,301
Undistributed ordinary income	1,876,229
Undistributed long-term capital gain	87,549
Total distributable earnings	1,963,778
Net unrealized appreciation on
foreign currency transactions	5,028
Post-October currency loss	(50,893)
Total accumulated gains	$62,122,214

(a)	At June 30, 2007 , the basis of investments for federal income purposes was the same as their cost for financial reporting purposes.

Portfolio 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
  Portfolio 21 and
The Board of Trustees of
  Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Portfolio 21, a series of Professionally Managed Portfolios, as of June 30, 2007 and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Portfolio 21 as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

            TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 27, 2007

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number
of Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During Past	Overseen by	Directorships
and Age	Trust(1)	Time Served	Five Years	Trustees	Held

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	President, Talon Industries,	1	Allegiant
(born 1943)	and	Term;	Inc. (administrative,		Funds.
2020 E. Financial Way	Trustee	Since	management and business
Suite 100		May 1991.	consulting); formerly,
Glendora, CA 91741			Chief Operating Officer,
Integrated Asset
Management (investment
advisor and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
2020 E. Financial Way		Since	Officer, Rockefeller Trust		The
Suite 100		May 1991.	Co., prior thereto Senior		University
Glendora, CA 91741			Vice President; formerly,		of Virginia
			Senior Vice President,		Law School
			Norton Simon, Inc.		Foundation.

Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures,	1	None.
(born 1938)		Term;	LLC, (Vacation Services),
2020 E. Financial Way		Since	formerly, President and
Suite 100		May 1991.	Founder, National Investor
Glendora, CA 91741			Data Services, Inc.
(investment related
computer software).

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number
of Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During Past	Overseen by	Directorships
and Age	Trust(1)	Time Served	Five Years	Trustees	Held

Steven J. Paggioli	Trustee	Indefinite	Consultant since July	1	Trustee,
(born 1950)		Term;	2001; formerly, Executive		Managers
2020 E. Financial Way		Since	Vice President, Investment		Funds;
Suite 100		May 1991.	Company Administration,		Trustee,
Glendora, CA 91741			LLC (“ICA”) (mutual fund		Managers
			administrator).		AMG Funds.

Officers of the Trust

Robert M. Slotky	President	Indefinite	Vice President, U.S.	1	Not
(born 1947)		Term; Since	Bancorp Fund Services,		Applicable.
2020 E. Financial Way		August 2002.	LLC since July 2001;
Suite 100	Chief	Indefinite	formerly, Senior Vice
Glendora, CA 91741	Compliance	Term; Since	President, ICA (May
	Officer	September	1997-July 2001).
2004
	Anti-	Indefinite
	Money	Term; Since
	Laundering	December
	Officer	2005

Eric W. Falkeis	Treasurer	Indefinite	Chief Financial Officer,	1	Not
(born 1973)		Term;	U.S. Bancorp Fund Services,		Applicable.
615 East Michigan St.		Since	LLC, since April 2006; Vice
Milwaukee, WI 53202		August 2002.	President, U.S. Bancorp
Fund Services, LLC since
1997; formerly, Chief
Financial Officer, Quasar
Distributors, LLC
(2000-2003).

Angela L. Pingel	Secretary	Indefinite	Counsel, U.S. Bancorp	1	Not
(born 1971)		Term;	Fund Services LLC since		Applicable.
615 East Michigan St.		Since	2004; formerly, Associate,
Milwaukee, WI 53202		December	Krukowski & Costello,
		2005.	S.C., (2002-2004); formerly,
Vice President – Investment
Operations, Heartland
Advisors, Inc. (1994-2002).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Portfolio 21

FEDERAL TAX INFORMATION (Unaudited)

Portfolio 21 designates 100% of the ordinary distributions paid during the period ended June 30, 2007 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the period ended June 30, 2007, 32% of the ordinary distributions paid by Portfolio 21 qualify for the dividend receivable deduction available to corporate shareholders.

Additional information applicable to foreign shareholders only:  Portfolio 21 designates 9% of the ordinary income distributions paid during the period ended June 30, 2007 as interest related dividends under Internal Revenue Code Section 871 (K)(1)(c).

For the year ended June 30, 2007, Portfolio 21 earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross	Taxes		Gross	Taxes
	Dividend	Withheld		Dividend	Withheld
Country	Per Share	Per Share	Country	Per Share	Per Share
Austria	0.0061	0.0009	Italy	0.0123	0.0033
Belgium	0.0133	0.0020	Japan	0.0286	0.0020
Canada	0.0003	0.0000	Netherlands	0.0109	0.0016
Denmark	0.0126	0.0022	Norway	0.0074	0.0011
Finland	0.0272	0.0042	Spain	0.0032	0.0006
France	0.0176	0.0026	Switzerland	0.0411	0.0097
Germany	0.0559	0.0085	Sweden	0.1546	0.0486

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Portfolio 21 files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 209-1962.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

Information regarding how Portfolio 21 votes proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (866) 209-1962 or by accessing the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available by calling (866) 209-1962 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Advisor
PROGRESSIVE INVESTMENT MANAGEMENT CORPORATION
721 NW 9th Avenue
Portland, Oregon  97209
(877) 351-4115 EXT. 21

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, California  94105

Portfolio 21 – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that each member of the Trust’s audit committee is financially literate and independent.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2007	FYE 6/30/2006
Audit Fees	$17,000	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2007	FYE 6/30/2006
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) *       /s/ Robert M. Slotky
            Robert M. Slotky, President

Date   September 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) *       /s/ Robert M. Slotky
            Robert M. Slotky, President

Date  September 10, 2007

By (Signature and Title) *       /s/ Eric W. Falkeis
            Eric W. Falkeis, Treasurer

Date  September 10, 2007

* Print the name and title of each signing officer under his or her signature.